                                 [COVER PHOTO]

                                    AIM HIGH
                                   YIELD FUND

[AIM LOGO APPEARS HERE]           ANNUAL REPORT               DECEMBER 31, 1997

                         -------------------------------

                               AIM HIGH YIELD FUND

                            For shareholders who seek

                         a high level of current income.

                              The Fund invests in a

                         portfolio consisting primarily

                          of high-yielding, lower-rated

                                corporate bonds.

                         -------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM High Yield Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class C shares have been offered for less than one year (since 8/4/97), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o During the year ended 12/31/97, the Fund paid distributions on Class A, Class B, and Class C shares of $0.9005, $0.8285, and $0.3455, respectively.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The Fund invests primarily in higher-yielding, lower-rated corporate bonds, commonly known as "junk bonds." These bonds have a greater risk of price fluctuation and loss of principal and income than U.S. government securities, such as U.S. Treasury bonds and bills, which offer a government guarantee as to the repayment of principal and interest if held to maturity.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper High Current Yield Funds Index represents an average of the performance of the 30 largest high-yield funds tracked by Lipper Analytical Services, Inc., an independent mutual fund performance monitor.
o The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The C.S. First Boston High Yield Index tracks more than 270 segments within the high-yield universe and includes credit quality, industry, security type, and maturity.
o Government securities, such as U.S. Treasury bills, notes, and bonds offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
           ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
           ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
         ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
              INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

           This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter




                    Dear Fellow Shareholder:

                    1997 proved an eventful year in securities markets. The Dow
   [PHOTO OF        Jones Industrial Average reached its all-time high--and also
   Charles T.       had its largest one-day point drop ever, though not its
     Bauer,         largest percentage drop. Volatility was unabated, and we
  Chairman of       experienced the first 10% stock market correction in the
  the Board of      U.S. since 1991.
    THE FUND          Never dull and occasionally unsettling, 1997 was also
 APPEARS HERE]      a very good year for many investments. For an unprecedented third year in a row, domestic equities rose more than 20%.
                    Late in the year, in the uncertainty brought on by events in Asia, bond markets, especially the U.S. Treasury market, fulfilled their usual role as relative safe havens, and a bull market in bonds took hold. Overseas, though Asian markets plummeted, Europe thrived.
                      Market expectations performed an about-face during the
year. Worry about the inflationary potential of vigorous economic growth became concern about the potential negative impact of Asia's financial crisis. At fiscal year end, there was no consensus about how serious or widespread this impact would be.
  An interview with your Fund's managers appears on the following pages. They discuss their investment strategies, how your Fund performed in this context, and their outlook for the future.
  In uncertain times like these, your financial consultant remains your best source for information on market trends and for advice on how to invest strategically rather than emotionally. We encourage you to visit your financial consultant regularly to make sure your chosen investments still suit your goals, risk tolerance, and time horizon.

INVESTOR EDUCATION EVENTS
In addition to professional guidance, every investor needs fundamental information about the saving and investing choices offered by the marketplace. AIM has always championed investor education, convinced a more knowledgeable shareholder is a better customer. A great deal of investment information will be available during two upcoming events, and we hope our shareholders will participate in and learn from them to the greatest extent possible.
  First, from March 29 through April 4, the Securities and Exchange Commission
(SEC) will sponsor Saving and Investing Education Week. As the SEC points out, financial markets are more stable when investors are confident in them, and knowledge is a major confidence builder. The week's theme is "Get the facts. It's your money. It's your future." The aim is to inform citizens about the saving and investment possibilities available and to build understanding about how one's financial needs and goals change throughout one's life. The week's awareness and education events will culminate with a national investors town meeting at satellite-linked locations across the nation. You can find out more from the SEC's Web site at www.sec.gov.
  The second event concerns citizens' financial planning for retirement, a subject of growing urgency as the population ages and the solvency of the Social Security system is increasingly debatable. In July, the first National Summit on Retirement Savings will be held at the White House. Under the auspices of the Department of Labor, working through public-private partnership, the summit's goal is to advance the public's knowledge of retirement savings through development of a broad-based education program and to develop recommendations for public/private action to promote private retirement savings among American workers.
  Look for further information on both of these investor education events in the national and local press.
  We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have questions or comments. Automated information about your account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Account information and much more can be found on our Web site, www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                         -------------------------------

                         In uncertain times like these,

                            your financial consultant

                            remains your best source

                        for information on market trends

                                and for advice on

                           how to invest strategically

                            rather than emotionally.

                         -------------------------------

The Managers' Overview

HIGH-YIELD ARE AMONG THE TOP-PERFORMING BOND FUNDS IN 1997

A roundtable discussion with the Fund management team for AIM High Yield Fund for the fiscal year ended December 31, 1997.

--------------------------------------------------------------------------------
Q. IT WAS A GOOD YEAR FOR BONDS, AND AN ESPECIALLY GOOD ONE FOR HIGH-YIELD SECURITIES. HOW DID AIM HIGH YIELD FUND PERFORM DURING THE REPORTING PERIOD?

A. Despite unusual market volatility, the Fund continued to provide the excellent returns that have earned it a coveted 5-Star Morningstar overall rating. Your Fund's average annual total return was 12.52% for Class A shares and 11.71% for Class B shares. Class C shares produced a cumulative total return of 4.49% from their inception on 8/4/97 through 12/31/97. As of December 31,1997, the Fund's 30-day SEC yield on Class A, Class B, and Class C shares was 8.48%, 8.15%, and 8.15%, respectively.

================================================================================
GROWTH OF NET ASSETS
--------------------------------------------------------------------------------
As of 12/31/97, based on total net assets

$2.341       $3.460
billion      billion
12/31/96     12/31/97
================================================================================

      The financial environment was good in 1997, fueled by low inflation, low interest rates, and higher productivity. It was a particularly rewarding year for high-yield bond investors. High-yield securities outperformed all other fixed-income sectors except long-term Treasury bonds. High-yield bond funds produced better return than all other bond fund categories, according to Lipper Analytical Services, Inc., an independent mutual fund monitor.

Q.  WHAT FACTORS AFFECTED THE PERFORMANCE OF FIXED-INCOME MARKETS DURING 1997?

A. Low inflation and low interest rates in the U.S. provided a nearly ideal climate for bonds.
      For the 12-month period ended December 31,1997, consumer prices rose just 1.7%, the smallest increase in 11 years. After raising interest rates in March, the Federal Reserve Board (the Fed) left monetary policy unchanged for the remainder of 1997. As it became increasingly evident that inflation was not a serious threat, borrowing costs actually declined.

                         -------------------------------

                                Throughout 1997,

                          the Fund was invested in many

                            of the better-performing

                              industries including

                             telecommunications and

                                cable television.

                         -------------------------------

================================================================================
FUND EARNS 5 STARS FROM MORNINGSTAR

AIM HIGH YIELD FUND A SHARES
--------------------------------------------------------------------------------
MORNINGSTAR RATINGS

as of 12/31/97
--------------------------------------------------------------------------------
                                     FUNDS IN
                                      TAXABLE
                                 FIXED INCOME
  PERIOD               RATING        CATEGORY

  Overall              *****             N/A
 10 years              *****             323
  5 years              *****             771
  3 years              *****           1,371
--------------------------------------------------------------------------------
Morningstar proprietary ratings reflect risk-adjusted performance through 12/31/97. The ratings are subject to change every month. Ratings are calculated from the funds' three-, five, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of funds in a rating category receive five stars, the next 22.5% receive four stars, the middle 33% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star.
================================================================================

CURRENT YIELD ADVANTAGE

As of 12/31/97

========================================================================================
     AIM                 AIM                 AIM             10-YEAR         5-YEAR
HIGH YIELD FUND     HIGH YIELD FUND    HIGH YIELD FUND    U.S. TREASURY   U.S. TREASURY
CLASS A SHARES      CLASS B SHARES      CLASS C SHARES         NOTE           NOTE
    30-DAY              30-DAY              30-DAY
   SEC YIELD           SEC YIELD           SEC YIELD
----------------------------------------------------------------------------------------
    8.48%                8.15%               8.15%             5.74%          5.71%
========================================================================================


          See important fund and index disclosures inside front cover.

PORTFOLIO COMPOSITION

As of 12/31/97, based on total net assets

=======================================================================================================================
TOP 10 HOLDINGS                                                  TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------
 1.  Tenet Healthcare Corp                       1.61%            1.  Telecommunications (Cellular/Wireless)      9.50%
 2.  PriCellular Wireless Corp                   1.12             2.  Broadcasting (Television, Radio & Cable)    7.50
 3.  Jitney-Jungle Stores of America, Inc.       1.10             3.  Gaming, Lottery & Parimutuel Companies      4.41
 4.  Tjiwi Kimia International Global Co., B.V.  0.99             4.  Retail (Specialty)                          4.08
 5.  Interlake Corp.                             0.96             5.  Manufacturing (Specialized)                 3.99
 6.  Carr-Gottstein Foods Co.                    0.96             6.  Paper & Forest Products                     3.85
 7.  RSL Communications, Ltd.                    0.93             7.  Services (Commercial & Consumer)            3.83
 8.  Hermes Europe Railtel BV                    0.92             8.  Telephone                                   3.46
 9.  Nextlink Communications                     0.88             9.  Telecommunications (Long Distance)          3.31
10.  Airplanes Pass Through Trust                0.86            10.  Oil & Gas (Exploration & Production)        3.06

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
=======================================================================================================================

Q.  HOW WERE HIGH-YIELD SECURITIES AFFECTED?

A. Positive business conditions and favorable cash flow helped improve the earnings capacity of companies issuing high-yield bonds, while easing credit concerns and enabling corporate bond issuers to better meet their debt obligations. Although healthy economic growth can lead to inflation, which is usually detrimental to most types of bonds, inflation was minimal in 1997.
      Corporate treasurers, who relish a robust economy and low interest rates, issued more than $126 billion in new corporate debt, shattering the 1996 new issuance record of $76 billion. Pension fund insurance accounts became a more significant part of the domestic high-yield market, which grew by about 26% in 1997, the fastest growth rate since 1987.

Q.  HOW WAS THE FUND POSITIONED IN THIS ENVIRONMENT?

A. Throughout 1997, the Fund was invested in many of the better-performing industries including telecommunications and cable television. It is worth noting that while the default rate in the high-yield market rose from 1.6% during 1996 to 2.84% during 1997, the Fund experienced no defaults for the fiscal year ended December 31.
      At the close of the fiscal year, the Fund's largest holdings were in telecommunications--including the cellular and wireless industries, television and radio broadcasting--gaming, lottery and parimutuel companies; and retail specialty stores. High-yield securities were 87.81% of the Fund's holdings.
      The Fund was well diversified across 198 different holdings representing 58 industries. Most of the Fund's holdings were in the single "B" credit-quality segment of the high-yield market, as rated by Standard & Poor's (S&P), a widely known credit rating agency.
      We continue to believe this segment, which is known as the middle
    "tier," offers the most attractive tradeoff of investment return for the amount of credit risk taken. In 1997, the middle tier was the best-performing segment of the high-yield market.
      The Fund had an average quality rating of B as evaluated by S&P. S&P's ratings are historical and are based on an annual analysis of the Fund's credit quality, composition and management.

Q.  WHAT IS YOUR OUTLOOK FOR 1998?

A. Although U.S. economic growth in 1997 reached about 3.5%, far above the 2% to 2.75% range considered to be non-inflationary and sustainable, inflation during the year was mild. Consumer spending has slowed in recent months, which may cause reductions in prices and drive inflation to even lower levels in 1998.
      Forecasts call for the U.S. economic growth rate to drop to about 2.5% in 1998. If this occurs, it would make the chances of an interest rate increase by the Fed less likely. Low interest rate volatility generally means less risk, and less risk benefits high-yield securities.
      Issuance of new high-yield securities is expected to remain heavy as companies take advantage of lower interest rates even though continuing volatility in U.S. equity markets may make it more difficult for companies issuing high-yield debt to raise capital. Default rates should remain in check as long as the U.S. economy does not slow too quickly.

================================================================================
PORTFOLIO DATA

As of 12/31/97, based on total net assets
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS: 198

Equities                                0.74%

Cash/Cash Equivalents                   1.23%

Convertible Preferred Stock             0.71%

Other                                   1.95%

Domestic Convertible
Bonds                                   0.32%

Domestic Preferred Stock                1.94%

U.S. Government Securities              5.30%

Non-investment
Grade Corporate Bonds                  87.81%
================================================================================


          See important fund and index disclosures inside front cover.

LONG-TERM PERFORMANCE

AIM HIGH YIELD FUND VS. BENCHMARK INDEXES

The chart below compares your Fund's Class A shares to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the bond market over the 10-year period ended 12/31/97. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the C.S. First Boston High Yield Index and the Lipper High Current Yield Funds Index. Unlike your Fund, an index is not managed; therefore, there are no sales charges, expenses, or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

GROWTH OF A $10,000 INVESTMENT
12/31/87 - 12/31/97
(In thousands)

=================================================================================
           AIM HIGH YIELD FUND,         LIPPER HIGH CURRENT     C.S. FIRST BOSTON
             CLASS A SHARES              YIELD FUNDS INDEX       HIGH YIELD INDEX
---------------------------------------------------------------------------------
               $30,475                      $28,079                  $31,350
12/87          $09,527                      $10,000                  $10,000
12/88           11,090                       11,357                   11,365
12/89           11,221                       11,042                   11,410
12/90           10,207                        9,815                   10,682
12/91           14,513                       13,762                   15,356
12/92           17,213                       16,290                   17,914
12/93           20,380                       19,522                   21,301
12/94           20,039                       18,804                   21,094
12/95           23,417                       22,073                   24,761
12/96           27,032                       24,868                   27,836
12/97           30,475                       28,079                   31,350
Past performance cannot guarantee comparable future results.
=================================================================================

============================================================================
AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/97, including applicable sales charges
----------------------------------------------------------------------------
CLASS A SHARES
 1   Year                 7.20%*
 5   Years               10.97
10   Years               11.77

*12.52% excluding sales charge

CLASS B SHARES
1 Year                    6.71%**
Inception (9/1/93)        9.58

**11.71% excluding CDSC

Class C Shares
Inception (8/4/97)        3.49%***

***4.49% excluding sales charges. Total return provided is cumulative total return that has not been annualized.
============================================================================

Source: Towers Data Systems HYPO --Registered Tradmark--. Your Fund's total return includes applicable sales charges, expenses, and management fees. The performance of Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

SCHEDULE OF INVESTMENTS

December 31, 1997

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
CORPORATE BONDS & NOTES-88.63%

AEROSPACE/DEFENSE-0.46%

Earthwatch Inc., Sr. Notes,
  12.50%, 03/01/01(a)(b)
  (Acquired 03/14/97; Cost
    $15,000,000)                  $ 15,500,000   $   15,577,500
---------------------------------------------------------------

AGRICULTURAL PRODUCTS-0.68%

Advance Agro Public Co.
  (Thailand), Sr. Unsec. Notes,
  13.00%, 11/15/07(a)
  (Acquired 12/04/97; Cost
  $5,252,739)                        5,700,000        5,016,000
---------------------------------------------------------------
Hines Horticulture, Inc., Series
  B Sr. Gtd. Sub. Notes, 11.75%,
  10/15/05                          16,710,000       18,464,550
---------------------------------------------------------------
                                                     23,480,550
---------------------------------------------------------------

AIR FREIGHT-0.52%

Atlas Air, Inc., Sr. Notes,
  10.75%, 08/01/05                  16,750,000       17,755,000
---------------------------------------------------------------

AIRLINES-1.66%

Airplanes Pass Through Trust,
  Sub. Bonds, 10.875%, 03/15/19     26,550,000       29,885,476
---------------------------------------------------------------
Amtran, Inc., Sr. Unsec. Notes,
  10.50%, 08/01/04(a)
  (Acquired 07/17/97-07/30/97;
  Cost $21,636,875)                 21,500,000       22,576,720
---------------------------------------------------------------
World Airways, Inc., Sub. Conv.
  Deb., 8.00%, 08/26/04(a)
  (Acquired 08/21/97; Cost
  $5,000,000)                        5,000,000        4,775,000
---------------------------------------------------------------
                                                     57,237,196
---------------------------------------------------------------

AUTOMOBILES-0.82%

Ford Brasil LTDA (Brazil),
  Unsec. Eurobonds, 9.125%,
  11/08/04                           7,840,000        7,565,600
---------------------------------------------------------------
  Unsec. Eurobonds, 9.25%,
  01/22/07                          21,710,000       20,733,050
---------------------------------------------------------------
                                                     28,298,650
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.18%

Exide Corp., Conv. Sr. Sub.
  Notes, 2.90%, 12/15/05(a)
  (Acquired 12/19/96-04/03/97;
  Cost $5,643,750)                   9,500,000        6,362,340
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.82%

Coca-Cola Enterprises, Inc.,
  Putable Notes, 7.24%,
  06/20/20(c)                      125,000,000       28,316,250
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
BROADCASTING (TELEVISION, RADIO
  & CABLE)-6.79%

Capstar Broadcasting Partners,
  Sr. Disc. Notes, 12.75%,
  02/01/09(d)                     $ 28,500,000   $   20,662,500
---------------------------------------------------------------
Diamond Cable Communications
  PLC, (United Kingdom), Sr.
  Yankee Disc. Notes, 11.75%,
  12/15/05(d)                       35,700,000       27,756,750
---------------------------------------------------------------
Digital Television Services, Sr.
  Gtd. Sub. Notes, 12.50%,
  08/01/07(a)
  (Acquired 07/25/97-07/28/97;
  Cost $25,571,400)                 26,000,000       29,250,000
---------------------------------------------------------------
EchoStar Communications Corp.,
  Sr. Sec. Gtd. Notes, 12.50%,
  07/01/02                          11,230,000       12,240,700
---------------------------------------------------------------
Fox Kids Worldwide, Inc., Sr.
  Disc. Notes, 10.25%,
  11/01/07(a)(d)
  (Acquired 10/22/97; Cost
  $19,851,085)                      32,750,000       19,650,000
---------------------------------------------------------------
Frontiervision Holdings LP, Sr.
  Disc. Notes, 11.875%,
  09/15/07(d)                       27,480,000       20,335,200
---------------------------------------------------------------
Kabelmedia Holdings GmbH
  (Germany), Sr. Yankee Unsec.
  Disc. Notes, 13.625%,
  08/01/06(d)                       26,000,000       19,110,000
---------------------------------------------------------------
Knology Holdings Inc., Sr. Disc.
  Notes, 11.875%, 10/15/07(a)(d)(e)
  (Acquired 10/16/97-11/14/97;
  Cost $19,638,605)                 35,650,000       19,429,250
---------------------------------------------------------------
Rifkin Acquisition Partners
  L.L.P., Sr. Sub. Notes,
  11.125%, 01/15/06                 14,495,000       16,089,450
---------------------------------------------------------------
TeleWest Communications PLC
  (United Kingdom), Sr. Yankee
  Disc. Deb., 11.00%, 10/01/07(d)   34,620,000       27,090,150
---------------------------------------------------------------
United International Holdings, Inc.,
  Series B Sr. Sec. Disc. Notes,
  14.00%, 11/15/99(c)               18,790,000       15,501,750
---------------------------------------------------------------
  Sr. Sec. Disc. Notes, 14.00%,
  11/15/99(c)(f)                     9,250,000        7,677,500
---------------------------------------------------------------
                                                    234,793,250
---------------------------------------------------------------

CHEMICALS-0.77%

Sterling Chemicals Holdings,
  Sr. Unsec. Sub. Notes, 11.75%,
  08/15/06                          16,020,000       16,420,500
---------------------------------------------------------------
  Sr. Sec. Disc. Notes, 13.50%,
  08/15/08(d)                       17,000,000       10,285,000
---------------------------------------------------------------
                                                     26,705,500
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-1.03%

Crain Industries, Inc., Sr. Sub.
  Notes, 13.50%, 08/15/05           16,360,000       18,732,200
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
CHEMICALS (SPECIALTY)-(CONTINUED)

Key Plastics, Inc.,
  Sr. Notes, 14.00%, 11/15/99     $  1,900,000   $    2,099,500
---------------------------------------------------------------
  Sr. Sub. Notes, 10.25%,
  03/15/07                          14,000,000       14,910,000
---------------------------------------------------------------
                                                     35,741,700
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.24%

GST Telecommunications, Inc.,
  Sr. Sub. Notes, 12.75%, 11/15/07  16,500,000       17,283,750
---------------------------------------------------------------
ProNet, Inc., Sr. Sub. Notes,
  11.875%, 06/15/05                 23,640,000       25,590,300
---------------------------------------------------------------
                                                     42,874,050
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.57%

Commemorative Brands, Sr. Sub.
  Notes, 11.00%, 01/15/07           19,720,000       19,867,900
---------------------------------------------------------------

CONTAINERS & PACKAGING
  (PAPER)-1.30%

BPC Holding Corp., Series B Sr.
  Notes, 12.50%, 06/15/06           12,220,000       13,380,900
---------------------------------------------------------------
MVE Inc., Sr. Sec. Notes,
  12.50%, 02/15/02                  19,250,000       19,298,126
---------------------------------------------------------------
Tekni-Plex Inc., Sr. Sub. Notes,
  11.25%, 04/01/07                  11,400,000       12,340,500
---------------------------------------------------------------
                                                     45,019,526
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.87%

Core-Mark International, Inc.,
  Sr. Sub. Notes, 11.375%,
  09/15/03                          16,340,000       17,361,250
---------------------------------------------------------------
Fleming Companies, Inc., Sr. Sub
  Notes, 10.625%, 07/31/07(a)
  (Acquired 07/18/97-09/02/97;
  Cost $20,635,355)                 20,700,000       21,942,000
---------------------------------------------------------------
Nebco Evans Holding Co., Sr.
  Disc. Notes, 12.375%,
  07/15/07(d)                       38,760,000       25,387,800
---------------------------------------------------------------
                                                     64,691,050
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.55%

Electronic Retailing Systems
  International, Inc., Sr. Disc.
  Notes, 13.25%, 02/01/04(d)        28,652,000       19,196,840
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.96%

Advanced Micro Devices, Inc.,
  Sr. Sec. Notes, 11.00%,
  08/01/03                          18,965,000       20,363,668
---------------------------------------------------------------
Panda Funding Corp. (China),
  Series A-1 Pooled Project
  Bonds, 11.625%, 08/20/12          11,775,869       13,012,335
---------------------------------------------------------------
                                                     33,376,003
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
ENTERTAINMENT-0.39%

Ascent Entertainment Group, Sr.
  Disc. Notes, 11.875%,
  12/15/04(a)(d)
  (Acquired 12/17/97-12/23/97;
  Cost $13,184,531)               $ 23,300,000   $   13,630,500
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.23%

Emergent Group, Inc., Sr. Notes,
  10.75%, 09/15/04(a)
  (Acquired 09/18/97-09/23/97;
  Cost $24,067,575)                 23,860,000       23,979,300
---------------------------------------------------------------
Trump Castle Funding, Inc.,
  Mortgage Notes, 11.75%,
  11/15/03                          20,000,000       18,600,000
---------------------------------------------------------------
                                                     42,579,300
---------------------------------------------------------------

FOODS-0.68%

Del Monte Corp./Foods Co., Sr.
  Unsec. Sub. Notes, 12.25%,
  04/15/07                          20,720,000       23,517,200
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-4.41%

Alliance Gaming Corp., Sr. Sub.
  Notes, 10.00%, 08/01/07(a)
  (Acquired 09/12/97-11/13/97;
  Cost $17,180,000)                 17,500,000       17,675,000
---------------------------------------------------------------
Aztar Corp., Sr. Sub. Notes,
  13.75%, 10/01/04                  19,710,000       22,666,500
---------------------------------------------------------------
Coast Hotels & Casinos Inc.,
  Series B Sec. First Mortgage
  Gtd. Notes, 13.00%, 12/15/02      23,760,000       26,967,600
---------------------------------------------------------------
Resort At Summerlin LP, Sr. Sub.
  Notes, 13.00%, 12/15/07(a)
  (Acquired 12/23/97; Cost
  $20,000,000)                      20,000,000       20,100,000
---------------------------------------------------------------
Showboat Marina Casino
  Partnership & Showboat Marina
  Financial Corp., Series B Sec.
  First Mortgage Notes, 13.50%,
  03/15/03                          21,600,000       26,244,000
---------------------------------------------------------------
Venetian Casino/LV Sands,
  Mortgage Notes, 12.25%,
  11/15/04(a)
  (Acquired 11/06/97;
  Cost $10,950,000)                 10,950,000       11,018,437
---------------------------------------------------------------
  Sr. Sub. Notes, 10.00%,
  11/15/05(a)(d)
  (Acquired 11/06/97-11/19/97;
  Cost $28,877,170)                 30,900,000       27,964,500
---------------------------------------------------------------
                                                    152,636,037
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-1.61%

Tenet Healthcare Corp., Sr. Sub.
  Notes, 10.125%, 03/01/05          50,790,000       55,615,050
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE

HEALTH CARE (LONG TERM CARE)-1.16%

Paragon Health Network, Inc.,
  Sr. Sub. Notes, 10.50%,
  11/01/07(a)(d)
  (Acquired 10/30/97-12/19/97;
  Cost $21,134,680)               $ 35,350,000   $   22,005,375
---------------------------------------------------------------
Sun Healthcare Group, Inc., Sr.
  Sub. Notes, 9.50%, 07/01/07(a)
  (Acquired 07/01/97; Cost
  $17,338,500)                      17,430,000       18,040,050
---------------------------------------------------------------
                                                     40,045,425
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.90%

Dynacare Inc. (Canada), Sr.
  Yankee Notes, 10.75%, 01/15/06    15,430,000       16,317,225
---------------------------------------------------------------
HealthCor Holdings, Inc., Sr.
  Notes, 11.00%, 12/01/04(a)
  (Acquired 11/24/97; Cost
  $14,460,000)                      14,460,000       14,857,650
---------------------------------------------------------------
                                                     31,174,875
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.79%

Alaris Medical Systems, Sr.
  Unsec. Gtd. Sub. Deb., 9.75%,
  01/01/06                          22,870,000       24,127,850
---------------------------------------------------------------
Alliance Imaging Inc., Sr. Sub.
  Notes, 10.0963%, 12/15/05         20,000,000       20,300,000
---------------------------------------------------------------
Dade International Inc., Series B
  Sr. Sub. Notes, 11.125%,
  05/01/06                          15,710,000       17,438,100
---------------------------------------------------------------
                                                     61,865,950
---------------------------------------------------------------

HOMEBUILDING-0.52%

Continental Homes Holdings
  Corp., Sr. Unsec. Gtd. Notes,
  10.00%, 04/15/06                  16,540,000       17,863,200
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.41%

Zeta Consumer Products, Sr.
  Notes, 11.25%, 11/30/07(a)
  (Acquired 11/20/97; Cost
  $14,000,000)                      14,000,000       14,315,000
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.30%

Superior National Capital Trust
  Insurance, Gtd. Notes, 10.75%,
  12/01/17(a)
  (Acquired 11/26/97; Cost
  $10,000,000)                      10,000,000       10,275,000
---------------------------------------------------------------

IRON & STEEL-2.75%

GS Industries, Inc.,
  Sr. Gtd. Notes, 12.00%,
  09/01/04                          15,755,000       17,310,806
---------------------------------------------------------------
  Sr. Notes, 12.25%, 10/01/05       14,525,000       16,304,313
---------------------------------------------------------------
Gulf States Steel Corp., First
  Mortgage Notes, 13.50%,
  04/15/03                          23,460,000       23,811,900
---------------------------------------------------------------
Sheffield Steel Corp., First
  Mortgage Notes, 11.50%,
  12/01/05(a)
  (Acquired 11/26/97-12/12/97;
  Cost $16,803,438)                 16,750,000       17,168,750
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
IRON & STEEL-(CONTINUED)

Weirton Steel Corp., Sr. Notes,
  11.375%, 07/01/04               $ 19,600,000   $   20,531,000
---------------------------------------------------------------
                                                     95,126,769
---------------------------------------------------------------

LODGING-HOTELS-1.07%

American Skiing Corp., Series B
  Sr. Sub. Notes, 12.00%,
  07/15/06                          18,000,000       19,980,000
---------------------------------------------------------------
Booth Creek Ski Holdings, Sr.
  Notes, 12.50%, 03/15/07           17,610,000       17,345,850
---------------------------------------------------------------
                                                     37,325,850
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.42%

Fairfield Manufacturing Co.,
  Inc., Sr. Sub. Notes, 11.375%,
  07/01/01                          13,725,000       14,548,500
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.81%

Elgin National Industries, Sr.
  Notes, 11.00%, 11/01/07(a)
  (Acquired 11/03/97-12/08/97;
  Cost $12,857,500)                 12,840,000       13,385,700
---------------------------------------------------------------
Glenoit Corp., Sr. Sub. Notes,
  11.00%, 04/15/07(a)
  (Acquired 03/26/97-11/17/97;
  Cost $14,717,650)                 14,690,000       15,865,200
---------------------------------------------------------------
Interlake Corp., Sr. Sub. Deb.,
  12.125%, 03/01/02                 32,050,000       33,332,000
---------------------------------------------------------------
                                                     62,582,900
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-3.98%

Berry Plastics Corp., Sr. Sub.
  Notes, 12.25%, 04/15/04           12,500,000       13,687,500
---------------------------------------------------------------
EV International Inc., Sr.
  Unsec. Gtd. Sub., 11.00%,
  03/15/07                          16,850,000       17,271,250
---------------------------------------------------------------
Glasstech, Inc., Gtd., 12.75%,
  07/01/04(a)
  (Acquired 06/27/97; Cost
  $12,000,000)                      12,000,000       12,420,000
---------------------------------------------------------------
MMI Products Inc., Sr. Unsec.
  Sub. Notes, 11.25%, 04/15/07      17,140,000       18,768,300
---------------------------------------------------------------
Neenah Corp., Sr. Sub. Notes,
  11.125%, 05/01/07                  4,000,000        4,410,000
---------------------------------------------------------------
  Series C Sr. Sub. Notes,
  11.125%, 05/01/07                 15,000,000       16,537,500
---------------------------------------------------------------
Omega Cabinets, Sr. Sub Notes,
  10.50%, 06/15/07(a)
  (Acquired 07/18/97-11/11/97;
  Cost $21,367,450)                 21,140,000       21,985,600
---------------------------------------------------------------
Precise Technology Inc., Sr.
  Unsec. Gtd. Sub., 11.125%,
  06/15/07(a)
  (Acquired 06/10/97-07/17/97;
  Cost $14,664,250)                 14,400,000       14,760,000
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
MANUFACTURING (SPECIALIZED)-(CONTINUED)

Simmons Co., Sr. Sub. Notes,
  10.75%, 04/15/06                $ 16,800,000   $   17,850,000
---------------------------------------------------------------
                                                    137,690,150
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.63%

United Stationer Supply, Sr.
  Sub. Notes, 12.75%, 05/01/05      19,021,000       21,731,493
---------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-0.48%

Rutherford-Moran Oil Corp., Sr.
  Sub. Notes, 10.75%, 10/01/04(a)
  (Acquired 10/06/97-10/08/97;
  Cost $17,230,750)                 16,400,000       16,769,000
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.63%

Tokheim Corp., Series B Sr. Sub.
  Notes, 11.50%, 08/01/06           18,975,000       21,631,500
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-2.82%

Abraxas Petroleum Corp., Series
  B Sr. Notes, 11.50%, 11/01/04     19,290,000       21,219,000
---------------------------------------------------------------
Centaur Mining & Exploration,
  Ltd. (Australia), Sr. Gtd.
  Notes, 11.00%, 12/01/07(a)
  (Acquired 11/24/97-12/10/97;
  Cost $22,817,500)                 22,800,000       23,028,000
---------------------------------------------------------------
Gerrity Oil & Gas Corp., Sr.
  Sub. Notes, 11.75%, 07/15/04      14,750,000       16,151,250
---------------------------------------------------------------
Kelley Oil & Gas Corp., Series B
  Sr. Gtd. Sub. Notes, 10.375%,
  10/15/06                          15,450,000       16,570,125
---------------------------------------------------------------
Southwest Royalties, Inc., Sr.
  Gtd. Notes, 10.50%, 10/15/04(a)
  (Acquired 10/08/97-10/21/97;
  Cost $20,882,046)                 20,780,000       20,676,100
---------------------------------------------------------------
                                                     97,644,475
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.41%

Texas Petrochemical Corp., Sr.
  Sub. Notes, 11.125%, 07/01/06     13,000,000       14,235,000
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-3.85%

American Pad & Paper Co., Series
  B Sr. Sub. Notes, 13.00%,
  11/15/05                          21,820,000       25,202,100
---------------------------------------------------------------
Indah Kiat Fin Mauritius
  (Indonesia), Sr. Gtd. Unsec.
  Notes, 10.00%, 07/01/07(a)
  (Acquired 06/26/97-10/24/97;
  Cost $33,279,148)                 33,890,000       28,298,150
---------------------------------------------------------------
National Fiberstok Corp., Series
  B Sr. Notes, 11.625%, 06/15/02    20,790,000       21,881,475
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
PAPER & FOREST PRODUCTS-(CONTINUED)

Pindo Deli Pulp & Paper
  (Indonesia), Sr. Gtd. Notes,
  10.75%, 10/01/07(a)
  (Acquired 09/25/97-12/08/97;
  Cost $27,366,428)               $ 27,290,000   $   23,605,850
---------------------------------------------------------------
Tjiwi Kimia International Global
  Co., BV, (Indonesia), Sr. Gtd.
  Notes, 13.25%, 08/01/01           36,275,000       34,279,875
---------------------------------------------------------------
                                                    133,267,450
---------------------------------------------------------------

POWER PRODUCER (INDEPENDENT)-0.52%

Panda Global Energy Co. (China),
  Sr. Yankee Gtd. Sec. Notes,
  12.50%, 04/15/04(a)
  (Acquired 04/11/97-08/13/97;
  Cost $18,819,945)                 19,562,000       17,899,230
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.95%

Affiliated Newspaper
  Investments, Sr. Disc. Notes,
  13.25%, 07/01/06(d)               20,826,000       19,888,830
---------------------------------------------------------------
Garden State Newspapers, Inc.,
  Sr. Sub. Sec. Notes, 12.00%,
  07/01/04                          11,500,000       12,937,500
---------------------------------------------------------------
                                                     32,826,330
---------------------------------------------------------------

RAILROADS-0.55%

TFM S.A. de C.V. (Mexico), Sr.
  Gtd. Disc. Notes, 11.75%,
  06/15/09(a)(d)
  (Acquired 06/11/97-10/27/97;
  Cost $17,589,557)                 30,250,000       18,906,250
---------------------------------------------------------------

RESTAURANTS-0.56%

AFC Enterprises, Sr. Sub. Notes,
  10.25%, 05/15/07                  18,240,000       19,288,800
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.58%

Loehmann's Holdings, Inc., Sr.
  Unsec. Notes, 11.875%,
  05/15/03                          19,110,000       19,922,175
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-2.55%

Carr-Gottstein Foods Co., Sr.
  Sub. Notes, 12.00%, 11/15/05      29,955,000       33,250,050
---------------------------------------------------------------
Cumberland Farms, Sec. Notes,
  10.50%, 10/01/03                  16,977,000       17,019,443
---------------------------------------------------------------
Jitney-Jungle Stores of America
  Inc., Sr. Gtd. Notes, 12.00%,
  03/01/06                          33,405,000       37,998,187
---------------------------------------------------------------
                                                     88,267,680
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.50%

Big 5 Corp., Sr. Notes, 10.875%,
  11/15/07(a)
  (Acquired 11/07/97-12/19/97;
  Cost $17,264,563)                 17,350,000       17,350,000
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
RETAIL (SPECIALTY)-4.08%

Cabot Safety Corp., Sr. Sub.
  Notes, 12.50%, 07/15/05         $ 18,975,000   $   21,346,875
---------------------------------------------------------------
CSK Auto Inc., Sr. Gtd. Sub.
  Deb., 11.00%, 11/01/06            22,010,000       24,321,050
---------------------------------------------------------------
Icon Fitness Corp., Series B Sr.
  Disc. Notes, 14.00%, 11/15/06(d)  14,840,000        8,681,400
---------------------------------------------------------------
Icon Health & Fitness, Series B
  Sr. Sub. Notes, 13.00%,
  07/15/02                          20,930,000       23,493,925
---------------------------------------------------------------
Selmer Co., Inc., Sr. Gtd. Sub.
  Notes, 11.00%, 05/15/05           18,920,000       20,906,600
---------------------------------------------------------------
United Auto Group, Inc., Sr.
  Sub. Notes, 11.00%, 07/15/07(a)
  (Acquired 07/18/97-12/08/97;
  Cost $24,120,600)                 24,500,000       24,193,750
---------------------------------------------------------------
Wilsons-The Leather Experts
  Inc., Sr. Notes, 11.25%,
  08/15/04(a)
  (Acquired 08/14/97; Cost
  $18,290,000)                      18,290,000       18,107,100
---------------------------------------------------------------
                                                    141,050,700
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.63%

GFSI Holding Inc., Sr. Sub
  Notes, 11.375%, 09/15/09(a)
  (Acquired 09/12/97; Cost
  $20,000,000)                      20,000,000       20,750,000
---------------------------------------------------------------
J Crew Group, Deb., 13.125%,
  10/15/08(a)(d)
  (Acquired 10/14/97-12/16/97;
  Cost $15,571,120)                 30,780,000       14,158,800
---------------------------------------------------------------
J Crew Operating Corp., Sr. Sub.
  Notes, 10.375%, 10/15/07(a)
  (Acquired 10/14/97-12/09/97;
  Cost $12,661,000)                 12,745,000       11,343,050
---------------------------------------------------------------
Specialty Retailers Inc., Series
  B Sec. Notes, 12.50%, 12/15/00    10,000,000       10,275,000
---------------------------------------------------------------
                                                     56,526,850
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.19%

MDC Communications Corp.
  (Canada), Sr. Yankee Unsec.
  Sub. Notes, 10.50%, 12/01/06      17,470,000       18,561,875
---------------------------------------------------------------
Neodata Services, Inc., Series B
  Sr. Notes, 12.00%, 05/01/03       21,000,000       22,619,310
---------------------------------------------------------------
                                                     41,181,185
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-3.83%

Coinmach Corp., Series B Sr.
  Notes, 11.75%, 11/15/05           21,850,000       24,362,750
---------------------------------------------------------------
Coinmach Laundry Corp., Sr.
  Notes, 11.75%, 11/15/05(a)
  (Acquired 10/01/97; Cost
  $3,845,625)                        3,500,000        3,902,500
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
SERVICES (COMMERCIAL & CONSUMER)-(CONTINUED)

Dialog Corp. PLC (United
  Kingdom), Sr. Sub. Notes,
  11.00%, 11/15/07(a)
  (Acquired 11/10/97-12/19/97;
  Cost $18,059,375)               $ 18,000,000   $   18,765,000
---------------------------------------------------------------
Hydrochem Industrial Service,
  Sr. Sec. Gtd. Sub. Notes,
  10.375%, 08/01/07                 21,300,000       22,152,000
---------------------------------------------------------------
Localiza Rent A Car (Brazil),
  Sr. Gtd. Notes, 10.25%,
  10/01/05(a) (Acquired
  09/25/97-10/24/97; Cost
  $22,323,438)                      22,250,000       19,023,750
---------------------------------------------------------------
National Equipment Services, Sr.
  Sub. Notes, 10.00%, 11/30/04(a)
  (Acquired 12/02/97; Cost
  $21,285,000)                      22,000,000       21,890,000
---------------------------------------------------------------
Pegasus Shipping Hellas
  (Bermuda), Sr. Gtd. Mortgage
  Notes, 11.875%, 11/15/04(a)
  (Acquired 11/19/97-12/19/97;
  Cost $21,760,250)                 22,500,000       22,387,500
---------------------------------------------------------------
                                                    132,483,500
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.42%

DecisionOne Holdings Corp., Sr.
  Disc. Deb., 11.50%,
  08/01/08(d)(g)                    22,085,000       14,631,313
---------------------------------------------------------------

SHIPPING-1.71%

Gearbulk Holding Ltd., Sr.
  Notes, 11.25%, 12/01/04           17,825,000       19,652,063
---------------------------------------------------------------
Navigator Gas Transport PLC
  (United Kingdom), Notes,
  10.50%, 06/30/07(a)
  (Acquired 07/31/97-09/04/97;
  cost $18,716,250)                 18,520,000       19,723,800
---------------------------------------------------------------
Stena A.B. (Sweden), Sr. Yankee
  Unsec. Notes, 10.50%, 12/15/05    18,150,000       19,828,875
---------------------------------------------------------------
                                                     59,204,738
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-8.23%

CellNet Data Systems, Sr. Disc.
  Notes, 14.00%, 10/01/07(a)(d)
  (Acquired 09/24/97-10/15/97;
  Cost $14,744,250)                 29,000,000       14,065,000
---------------------------------------------------------------
Clearnet Communications Inc.
  (Canada), Sr. Yankee Disc.
  Notes, 14.75%, 12/15/05(d)        34,320,000       27,498,900
---------------------------------------------------------------
Dobson Communications, Sr.
  Notes, 11.75%, 04/15/07           13,500,000       14,310,000
---------------------------------------------------------------
GST Telecommunications, Inc.,
  Sr. Sec. Notes, 13.25%,
  05/01/07                          20,950,000       23,935,375
---------------------------------------------------------------
HighwayMaster Communications,
  Inc., Sr. Notes, 13.75%,
  09/15/05(a)
  (Acquired 09/18/97-09/24/97;
  Cost $18,739,950)                 18,310,000       18,721,975
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-(CONTINUED)

McCaw Intl., Ltd., Sr. Disc.
  Notes, 13.00%, 04/15/07(d)      $ 39,500,000   $   23,107,500
---------------------------------------------------------------
Microcell Telecommunications
  Inc., Sr. Disc. Notes, 14.00%,
  06/01/06(d)                       29,500,000       19,986,250
---------------------------------------------------------------
Nextel Communications, Inc., Sr.
  Disc. Notes, 10.65%,
  09/15/07(a)(d)
  (Acquired 10/24/97; Cost
  $18,712,500)                      30,000,000       18,937,500
---------------------------------------------------------------
Nextel Communications, Sr. Disc.
  Notes, 9.75%, 10/31/07(a)(d)
  (Acquired 10/23/97; Cost
  $9,770,625)                       16,300,000       10,106,000
---------------------------------------------------------------
Orion Network Systems, Inc., Sr.
  Gtd. Disc. Notes, 12.50%,
  01/15/07(d)                       36,000,000       26,910,000
---------------------------------------------------------------
Powertel, Inc., Sr. Unsec.
  Notes, 11.125%, 06/01/07          26,000,000       28,210,000
---------------------------------------------------------------
PriCellular Wireless Corp., Sr.
  Disc. Notes, 14.00%, 11/15/01     34,620,000       38,687,850
---------------------------------------------------------------
Sygnet Wireless Inc., Sr. Unsec.
  Notes, 11.50%, 10/01/06           18,800,000       20,398,000
---------------------------------------------------------------
                                                    284,874,350
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-3.19%

Esprit Telecom Group PLC (United
  Kingdom), Sr. Yankee Notes,
  11.50%, 12/15/07                  17,500,000       18,112,500
---------------------------------------------------------------
Interamericas Communications
  Corp., Sr. Notes, 14.00%,
  10/27/07(h)                       22,990,000       22,990,000
---------------------------------------------------------------
PhoneTel Technologies, Inc., Sr.
  Gtd. Unsec. Notes, 12.00%,
  12/15/06                          14,840,000       15,470,700
---------------------------------------------------------------
Primus Telecommunications Group,
  Inc., Sr. Sec. Notes, 11.75%,
  08/01/04                          20,000,000       21,800,000
---------------------------------------------------------------
RSL Communications, Ltd. (United
  Kingdom), Sr. Yankee Gtd.
  Notes, 12.25%, 11/15/06           29,620,000       32,137,700
---------------------------------------------------------------
                                                    110,510,900
---------------------------------------------------------------

TELEPHONE-2.98%

Esat Holdings Ltd. (Ireland),
  Sr. Yankee Notes, 12.50%,
  02/01/07(a)(d)
  (Acquired 02/21/97-06/12/97;
  cost $15,217,200)                 25,530,000       18,381,600
---------------------------------------------------------------
Esat Telecom Group PLC
  (Ireland), Sr. Yankee Notes ,
  12.50%, 02/01/07(d)                4,500,000        3,228,750
---------------------------------------------------------------
Hermes Europe Railtel BV
  (Netherlands), Sr. Notes,
  11.50%, 08/15/07(a)
  (Acquired 08/14/97-09/02/97;
  Cost $29,303,500)                 28,660,000       31,955,900
---------------------------------------------------------------
International CableTel, Inc.,
  Sr. Notes, 11.50%, 02/01/06(d)    24,200,000       19,118,000
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
TELEPHONE-(CONTINUED)

Nextlink Communications Inc.,
  Sr. Notes, 12.50%, 04/15/06     $ 26,620,000   $   30,479,900
---------------------------------------------------------------
                                                    103,164,150
---------------------------------------------------------------

TRUCKERS-1.10%

AmeriTruck Distribution Corp.,
  Series B Sr. Sub. Notes,
  12.25%, 11/15/05                  19,800,000       19,701,000
---------------------------------------------------------------
Travelcenters of America Inc.,
  Sr. Gtd. Unsec. Sub. Deb.,
  10.25%, 04/01/07                  17,530,000       18,494,150
---------------------------------------------------------------
                                                     38,195,150
---------------------------------------------------------------

TRUCKS & PARTS-0.48%

Blue Bird Body Co., Series B Sr.
  Sub. Notes, 10.75%, 11/15/06      15,425,000       16,659,000
---------------------------------------------------------------

WASTE MANAGEMENT-1.11%

Allied Waste Industries, Inc.,
  Sr. Disc. Notes, 11.30%,
  06/01/07(a)(d)
  (Acquired 05/01/97; cost
  $17,920,032)                      31,200,000       22,074,000
---------------------------------------------------------------
Norcal Waste Systems Inc.,
  Series B Sr. Gtd. Notes,
  13.50%, 11/15/05                  14,280,000       16,493,400
---------------------------------------------------------------
                                                     38,567,400
---------------------------------------------------------------
    Total Corporate Bonds &
      Notes                                       3,066,873,630
---------------------------------------------------------------

                                     SHARES
COMMON STOCKS & OTHER EQUITY INTERESTS-0.37%

PUBLISHING (NEWSPAPERS)-0.05%

Affiliated Newspaper Investments(i)     13,826        1,527,773
---------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.02%

Cobblestone Holdings Inc.(i)            23,250          813,750
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.30%

Celcaribe S.A. Ordinary Trust
  Certificates(i)                    2,276,400        9,105,600
---------------------------------------------------------------
Nextel Communications, Inc.(i)          52,195        1,357,070
---------------------------------------------------------------
                                                     10,462,670
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests                               12,804,193
---------------------------------------------------------------

PREFERRED STOCKS-2.65%

BROADCASTING (TELEVISION, RADIO & CABLE)-0.71%

Cablevision Systems Corp.,
  Series M, 11.125% PIK Conv. Pfd.(i)  209,720       24,537,282
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.01%

ICG Holdings, Inc., $14.25 Pfd.(i)         404          481,207
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRICAL EQUIPMENT-0.39%

EchoStar Communications Corp.,
  12.1250% PIK Pfd.(i)                  13,000   $   13,422,500
---------------------------------------------------------------

ENTERTAINMENT-0.00%

Time Warner Inc.-Series M,
  $102.50 PIK Conv. Pfd.(i)                  1            1,154
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.24%

Kelley Oil & Gas Corp., $2.625
  Conv. Pfd.(i)                        370,000        8,140,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.83%

Nextel Communications, Inc.,
  13.00% PIK Pfd.(i)                    24,831       28,555,596
---------------------------------------------------------------

TELEPHONE-0.47%

Intermedia Communications Inc.,
  7.00% Conv. Pfd.(a)(i)
  (Acquired 10/24/97; Cost
  $14,500,000)                         580,000       16,385,000
---------------------------------------------------------------
    Total Preferred Stocks                           91,522,739
---------------------------------------------------------------

RIGHTS & WARRANTS-0.37%

CHEMICALS-0.01%

Sterling Chemicals Holdings,
  expiring 08/15/08(i)                   7,500          225,000
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.02%

Electronic Retailing Systems
  International, expiring
  02/01/04(i)                           28,652          573,040
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.01%

Republic Health Corp., expiring
  04/03/00(i)                           17,500          315,000
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.01%

Glasstech Inc., expiring
  06/30/04(i)                           12,000           12,000
---------------------------------------------------------------
Highwaymaster Communication Inc.,
  expiring 01/20/49(a)(i)
  (Acquired 09/18/97-09/24/97;
  Cost $0)                              18,310           18,310
---------------------------------------------------------------
MVE Inc., expiring 02/15/02(i)           6,750          202,500
---------------------------------------------------------------
Primus Telecommunications,
  expiring 08/01/04(i)                  20,000          200,000
---------------------------------------------------------------
Resort At Summerlin Corp.,
  expiring 12/15/07(i)                  20,000              200
---------------------------------------------------------------
                                                        433,010
---------------------------------------------------------------
IRON & STEEL-0.00%

Bar Technologies Inc., expiring
  04/01/01(i)                            6,000           36,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MANUFACTURING (SPECIALIZED)-0.01%

Berry Plastics Corp., expiring
  04/15/04(i)                            6,000   $      270,120
---------------------------------------------------------------

METAL FABRICATORS-0.00%

Gulf States Steel Corp.,
  expiring 04/15/03(i)                  15,990           71,955
---------------------------------------------------------------

PERSONAL CARE-0.04%

IHF Capital Inc., Series H,
  expiring 11/14/99(a)(i)
    (Acquired 11/04/94; Cost $0)         8,000        1,280,000
---------------------------------------------------------------
  Series I, expiring 11/14/99(a)(i)
    (Acquired 11/04/94-03/01/95;
    Cost $0)                             7,250          366,125
---------------------------------------------------------------
                                                      1,646,125
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.14%

Cellnet Data System, expiring
  10/01/07(i)                           29,000          580,000
---------------------------------------------------------------
Clearnet Communications Inc.
  expiring 09/15/05(i)                 100,716          956,802
---------------------------------------------------------------
ICG Communications, Inc.,
  expiring 10/15/05(i)                  39,600          574,200
---------------------------------------------------------------
McCaw Intl. Ltd., expiring
  04/15/07(i)                           39,500           98,750
---------------------------------------------------------------
Microcell Telecommunications
  Inc., expiring 06/01/06(a)(i)
  (Acquired 12/18/96; Cost
  $992,888)                            118,000        1,711,000
---------------------------------------------------------------
Orion Network Systems, Inc.,
  expiring 01/15/07(i)                  43,600          538,400
---------------------------------------------------------------
Powertel Inc., expiring
  02/01/06(i)                           42,656          399,900
---------------------------------------------------------------
                                                      4,859,052
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.12%

RSL Communications, Ltd. (United
  Kingdom), expiring 11/15/06(a)(i)
  (Acquired 09/30/96-12/08/97;
  Cost $2,023,063)                      45,145        4,175,912
---------------------------------------------------------------

TELEPHONE-0.01%

ESAT Holdings Ltd., expiring
  02/01/07(i)
  (Acquired 06/16/97; Cost $0)          25,530           95,738
---------------------------------------------------------------
Intermedia Communications Inc.,
  expiring 06/01/00(a)(i)
  (Acquired 10/25/95; Cost $0)           1,500          165,000
---------------------------------------------------------------
                                                        260,738
---------------------------------------------------------------

    Total Rights & Warrants                          12,865,952
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
U.S. TREASURY SECURITIES-5.30%

NOTES-5.30%

  11.75%, 02/15/01                $ 25,000,000   $   29,327,500
---------------------------------------------------------------
  13.125%, 05/15/01                 25,000,000       30,672,500
---------------------------------------------------------------
  15.75%, 11/15/01                  25,000,000       33,610,250
---------------------------------------------------------------
  13.375%, 08/15/01                 30,000,000       37,465,500
---------------------------------------------------------------
  14.25%, 02/15/02                  40,000,000       52,389,200
---------------------------------------------------------------
    Total U.S. Treasury Securities                  183,464,950
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
REPURCHASE AGREEMENT-1.23%(j)

Goldman Sachs & Co., 4.75%,
  01/02/98(k)                     $ 42,498,660   $   42,498,660
---------------------------------------------------------------
TOTAL INVESTMENTS-98.55%                          3,410,030,124
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.45%                  50,299,302
---------------------------------------------------------------
NET ASSETS-100.00%                               $3,460,329,426
===============================================================

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 12/31/97 was $953,241,762 which represented 27.55% of the Fund's net assets.
(b) Issued as a unit. This unit also includes 15,500 warrants to purchase 31.12 shares of common stock per warrant.
(c) Zero coupon bonds. Interest rate shown represents the rate of original issue discount.
(d) Discounted bond at purchase. Interest rate shown represents coupon rate at which the bond will accrue at a specified future date.
(e) Issued as a unit. This unit also includes 35,650 warrants to purchase .003734 shares of preferred stock per warrant.
(f) Issued as a unit. This unit also includes 9,250 warrants to buy 4.535 shares of common stock per warrant.
(g) Issued as a unit. This unit also includes 22,085 warrants to buy 1.9 shares of common stock per warrant.
(h) Issued as a unit. This unit also includes 804,650 warrants to buy 1 share of common stock per warrant.
(i) Non-income producing security.
(j) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(k) Joint repurchase agreement entered into 12/31/97 with a maturing value of $400,105,556. Collateralized by $384,914,000 U.S. Government agency obligations, 5.625% to 6.625% due 11/30/99 to 02/15/27 with an aggregate market value at 12/31/97 of $408,401,531.

Abbreviations:

Conv.   - Convertible
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guarantee
PIK     - Payment in Kind
Pfd.    - Preferred
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Wts.    - Warrants

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

ASSETS:

Investments, at market value (cost
  $3,268,502,635)                           $3,410,030,124
----------------------------------------------------------
Receivables for:
  Investments sold                               1,941,550
----------------------------------------------------------
  Fund shares sold                              16,416,473
----------------------------------------------------------
  Dividends and interest                        69,937,898
----------------------------------------------------------
Investment for deferred compensation plan           60,157
----------------------------------------------------------
Other assets                                        97,377
----------------------------------------------------------
    Total assets                             3,498,483,579
----------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                        19,936,494
----------------------------------------------------------
  Dividends                                     12,857,399
----------------------------------------------------------
  Deferred compensation plan                        60,157
----------------------------------------------------------
Accrued advisory fees                            1,383,818
----------------------------------------------------------
Accrued administrative service fees                  9,059
----------------------------------------------------------
Accrued distribution fees                        2,855,006
----------------------------------------------------------
Accrued trustees' fees                               5,147
----------------------------------------------------------
Accrued transfer agent fees                        350,310
----------------------------------------------------------
Accrued operating expenses                         696,763
----------------------------------------------------------
    Total liabilities                           38,154,153
----------------------------------------------------------
Net assets applicable to shares
  outstanding                               $3,460,329,426
----------------------------------------------------------

NET ASSETS:

Class A                                     $1,786,351,699
==========================================================
Class B                                     $1,647,801,094
==========================================================
Class C                                     $   26,176,633
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        175,835,012
==========================================================
Class B                                        162,246,965
==========================================================
Class C                                          2,581,428
==========================================================
Class A:

  Net asset value and redemption price per
    share                                   $        10.16
==========================================================
  Offering price per share:
    (Net asset value of $10.16
    divided by 95.25%)                      $        10.67
==========================================================
Class B:
  Net asset value and offering price per
    share                                   $        10.16
==========================================================
Class C:
  Net asset value and offering price per
    share                                   $        10.14
==========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:

Interest                                     $279,638,436
---------------------------------------------------------
Dividends                                       2,764,016
---------------------------------------------------------
    Total investment income                   282,402,452
---------------------------------------------------------

EXPENSES:

Advisory fees                                  13,632,090
---------------------------------------------------------
Administrative service fees                       111,767
---------------------------------------------------------
Custodian fees                                    197,027
---------------------------------------------------------
Transfer agent fees -- Class A                  1,720,365
---------------------------------------------------------
Transfer agent fees -- Class B                  1,564,093
---------------------------------------------------------
Transfer agent fees -- Class C                      4,991
---------------------------------------------------------
Trustees' fees                                     23,732
---------------------------------------------------------
Distribution fees -- Class A                    3,699,344
---------------------------------------------------------
Distribution fees -- Class B                   13,453,229
---------------------------------------------------------
Distribution fees -- Class C                       42,927
---------------------------------------------------------
Other                                           1,163,559
---------------------------------------------------------
    Total expenses                             35,613,124
---------------------------------------------------------
Less: Expenses paid indirectly                   (224,536)
---------------------------------------------------------
    Net expenses                               35,388,588
---------------------------------------------------------
Net investment income                         247,013,864
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES:

Net realized gain from investment securities   62,942,651
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   18,112,537
---------------------------------------------------------
    Net gain on investment securities          81,055,188
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $328,069,052
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                   1997              1996
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $  247,013,864    $  174,137,830
----------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities             62,942,651        17,869,656
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities            18,112,537        86,550,248
----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         328,069,052       278,557,734
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                       (133,510,208)     (102,842,087)
----------------------------------------------------------------------------------------------
  Class B                                                       (111,521,456)      (72,629,856)
----------------------------------------------------------------------------------------------
  Class C                                                           (357,582)               --
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        469,620,256       327,466,596
----------------------------------------------------------------------------------------------
  Class B                                                        540,779,350       466,449,407
----------------------------------------------------------------------------------------------
  Class C                                                         26,215,648                --
----------------------------------------------------------------------------------------------
    Net increase in net assets                                 1,119,295,060       897,001,794
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          2,341,034,366     1,444,032,572
----------------------------------------------------------------------------------------------
  End of period                                               $3,460,329,426    $2,341,034,366
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $3,332,603,649    $2,295,988,395
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              4,691,600         2,868,653
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                        (18,493,312)      (81,237,634)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               141,527,489       123,414,952
----------------------------------------------------------------------------------------------
                                                              $3,460,329,426    $2,341,034,366
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: the Class A shares, the Class B shares, and the Class C shares. The new Class C shares commenced sales on August 4, 1997. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Trustees, or persons designated by the Board of Trustees, determines that over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually subject to restrictions noted in section "C" below. On December 31, 1997, undistributed net investment income was increased by $198,329 and undistributed net realized gains reduced by $198,329 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $5,680,483 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2003. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
D. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% of the first $200 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.50% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.45% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1997, AIM was reimbursed $111,767 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1997, the Fund paid AFS $2,021,415 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee by the Class B or Class C shares under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer, or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended December 31, 1997, the Class A shares and Class B shares and the period August 4, 1997 (date sales commenced) through December 31, 1997, the Class A, Class B and Class C shares paid AIM Distributors $3,699,344, $13,453,229 and $42,927, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,043,967 from sales of the Class A shares of the Fund during the year ended December 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1997, for the Class A shares and Class B shares, and the period August 4, 1997 (date sales commenced) through December 31, 1997, for the Class C shares, the Class A, Class B and Class C shares paid AIM Distributors $3,699,344, $13,453,209, and $42,927 respectively, as compensation under the Plans.
  During the year ended December 31, 1997, the Fund paid legal fees of $10,687 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund which reduced Fund expenses by $11,070 during the year ended December 31, 1997. Also during the year ended December 31, 1997 the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $31,501 and $181,965, respectively, under expense offset arrangements. The effect of the above arrangements resulted in reductions of the Fund's total expenses of $224,536 during the year ended December 31, 1997.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1997 was $3,485,380,448 and $2,193,406,469, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1997 was as follows:

Aggregate unrealized appreciation of investment securities                                                $174,083,384
----------------------------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                                               (34,437,108)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                                                      $139,646,276
======================================================================================================================

Cost of investments for tax purposes is $3,270,383,848.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1997 and 1996 were as follows:

                                                                       1997                            1996
                                                           -----------------------------   ----------------------------
                                                             SHARES          AMOUNT           SHARES         AMOUNT
                                                           -----------   ---------------   ------------   -------------
Sold:
  Class A                                                   93,715,770   $   935,998,102     76,485,479   $ 725,785,892
---------------------------------------------------------  -----------   ---------------   ------------   -------------
  Class B                                                   74,428,033       739,555,783     63,383,789     605,130,108
---------------------------------------------------------  -----------   ---------------   ------------   -------------
  Class C*                                                   2,840,747        28,847,843             --              --
---------------------------------------------------------  -----------   ---------------   ------------   -------------
Issued as reinvestment of dividends:
  Class A                                                    8,409,927        83,983,856      6,674,252      64,083,963
---------------------------------------------------------  -----------   ---------------   ------------   -------------
  Class B                                                    5,178,022        54,019,940      3,798,909      36,390,618
---------------------------------------------------------  -----------   ---------------   ------------   -------------
  Class C*                                                      19,254           195,246             --              --
---------------------------------------------------------  -----------   ---------------   ------------   -------------
Reacquired:
  Class A                                                  (55,082,159)     (550,361,702)   (48,380,296)   (462,403,259)
---------------------------------------------------------  -----------   ---------------   ------------   -------------
  Class B                                                  (25,424,400)     (252,796,373)   (18,351,224)   (175,071,319)
---------------------------------------------------------  -----------   ---------------   ------------   -------------
  Class C*                                                    (278,573)       (2,827,441)            --              --
---------------------------------------------------------  -----------   ---------------   ------------   -------------
                                                           103,806,621   $ 1,036,615,254     83,610,909   $ 793,916,003
                                                           ===========   ===============   ============   =============

* Class C shares commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A outstanding during each of the years in the five-year period ended December 31, 1997, for a share of Class B outstanding during each of the years in the four-year period ended December 31, 1997 and the period September 1, 1993 (date sales commenced) through December 31, 1993, and for a share of Class C outstanding during the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                          CLASS A
                                                              ---------------------------------------------------------------
                                                                 1997           1996          1995         1994        1993
                                                              ----------     ----------     --------     --------    --------
Net asset value, beginning of period                          $     9.88     $     9.43     $   8.93     $  10.05     $  9.40
------------------------------------------------------------  ----------     ----------     --------     --------    --------
Income from investment operations:
  Net investment income                                             0.90           0.92         0.93         0.96        0.97
------------------------------------------------------------  ----------     ----------     --------     --------    --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     0.28           0.46         0.52        (1.12)       0.69
------------------------------------------------------------  ----------     ----------     --------     --------    --------
    Total from investment operations                                1.18           1.38         1.45        (0.16)       1.66
------------------------------------------------------------  ----------     ----------     --------     --------    --------
Less distributions:
  Dividends from net investment income                             (0.90)         (0.93)       (0.95)       (0.96)      (1.01)
------------------------------------------------------------  ----------     ----------     --------     --------    --------
Net asset value, end of period                                $    10.16     $     9.88     $   9.43     $   8.93     $ 10.05
============================================================  ==========     ==========     ========     ========    ========
Total return(a)                                                    12.52%         15.44%       16.86%       (1.67)%     18.40%
============================================================  ==========     ==========     ========     ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,786,352     $1,272,974     $886,106     $578,959     $50,760
============================================================  ==========     ==========     ========     ========    ========
Ratio of expenses to average net assets                             0.90%(b)(c)    0.97%        0.96%        1.00%       1.12%
============================================================  ==========     ==========     ========     ========    ========
Ratio of net investment income to average net assets                9.08%(b)       9.67%        9.95%       10.07%       9.82%
============================================================  ==========     ==========     ========     ========    ========
Portfolio turnover rate                                               80%            77%          61%          53%         53%
============================================================  ==========     ==========     ========     ========    ========

(a) Does not deduct sales charges.

(b) Ratios are based on average net assets of $1,479,737,639.

(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly the ratio of expenses to average net assets would have been 0.89%.

                                                                          CLASS B                                 CLASS C
                                              ---------------------------------------------------------------     --------
                                                 1997           1996          1995         1994        1993         1997
                                              ----------     ----------     --------     --------     -------     --------
Net asset value, beginning of period          $     9.88     $     9.42     $   8.92     $  10.04     $  9.96     $  10.04
--------------------------------------------  ----------     ----------     --------     --------     -------     --------
Income from investment operations:
  Net investment income                             0.83           0.85         0.85         0.87        0.32         0.35
--------------------------------------------  ----------     ----------     --------     --------     -------     --------
  Net gains (losses) on securities (both
    realized and unrealized)                        0.28           0.47         0.52        (1.10)       0.07         0.10
--------------------------------------------  ----------     ----------     --------     --------     -------     --------
    Total from investment operations                1.11           1.32         1.37        (0.23)       0.39         0.45
--------------------------------------------  ----------     ----------     --------     --------     -------     --------
Less distributions:
  Dividends from net investment income             (0.83)         (0.86)       (0.87)       (0.89)      (0.31)       (0.35)
--------------------------------------------  ----------     ----------     --------     --------     -------     --------
Net asset value, end of period                $    10.16     $     9.88     $   9.42     $   8.92     $ 10.04     $  10.14
============================================  ==========     ==========     ========     ========     =======     ========
Total return(a)                                    11.71%         14.68%       15.91%       (2.48)%      4.00%        4.49%
============================================  ==========     ==========     ========     ========     =======     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $1,647,801     $1,068,060     $557,926     $191,338     $31,264     $ 26,177
============================================  ==========     ==========     ========     ========     =======     ========
Ratio of expenses to average net assets             1.65%(b)(c)    1.68%        1.73%        1.80%       1.93%(d)     1.68%(b)(c)(d)
============================================  ==========     ==========     ========     ========     =======     ========
Ratio of net investment income to average
  net assets                                        8.33%(b)       8.95%        9.18%        9.27%       8.99%(d)     8.30%(b)(d)
============================================  ==========     ==========     ========     ========     =======     ========
Portfolio turnover rate                               80%            77%          61%          53%         53%          80%
============================================  ==========     ==========     ========     ========     =======     ========

(a) Does not deduct contingent deferred sales charges and for periods less than one year are not annualized.

(b) Ratios are based on average net assets of $1,345,322,915 and $10,445,598, respectively, for Class B and Class C.

(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly the ratio of expenses to average net assets would have been the same for Class B and would have been 1.66% (annualized) for Class C.

(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM High Yield Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM High Yield Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                     KPMG Peat Marwick LLP

                       Houston, Texas
                       February 6, 1998

                                                            Trustees & Officers

BOARD OF TRUSTEES                             OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Director
ACE Limited;                                  John J. Arthur                                  A I M Advisors, Inc.
Formerly Director, President, and Chief       Senior Vice President and Treasurer             11 Greenway Plaza
Executive Officer                                                                             Suite 100
COMSAT Corporation                            Carol F. Relihan                                Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                  and Secretary                                   TRANSFER AGENT
Director
Cortland Trust Inc.                           Gary T. Crum                                    A I M Fund Services, Inc.
                                              Senior Vice President                           P.O. Box 4739
Jack Fields                                                                                   Houston, TX 77210-4739
Chief Executive Officer                       Dana R. Sutton
Texanna Global, Inc;                          Vice President and Assistant Treasurer          CUSTODIAN
Formerly Member of the
U.S. House of Representatives                 Robert G. Alley                                 State Street Bank & Trust Company
                                              Vice President                                  225 Franklin Street
Carl Frischling                                                                               Boston, MA 02110
Partner                                       Stuart W. Coco
Kramer, Levin, Naftalis & Frankel             Vice President                                  COUNSEL TO THE FUND

Robert H. Graham                              Melville B. Cox                                 Ballard Spahr
President and Chief Executive Officer         Vice President                                  Andrews & Ingersoll
A I M Management Group Inc.                                                                   1735 Market Street
                                              Karen Dunn Kelly                                Philadelphia, PA 19103
John F. Kroeger                               Vice President
Formerly Consultant                                                                           COUNSEL TO THE TRUSTEES
Wendell & Stockel Associates, Inc.            Jonathan C. Schoolar
                                              Vice President                                  Kramer, Levin, Naftalis & Frankel
Lewis F. Pennock                                                                              919 Third Avenue
Attorney                                      P. Michelle Grace                               New York, NY 10022
                                              Assistant Secretary
Ian W. Robinson                                                                               DISTRIBUTOR
Consultant; Formerly Executive                Nancy L. Martin
Vice President and                            Assistant Secretary                             A I M Distributors, Inc.
Chief Financial Officer                                                                       11 Greenway Plaza
Bell Atlantic Management                      Ofelia M. Mayo                                  Suite 100
Services, Inc.                                Assistant Secretary                             Houston, TX 77046

Louis S. Sklar                                Kathleen J. Pflueger                            AUDITORS
Executive Vice President                      Assistant Secretary
Hines Interests                                                                               KPMG Peat Marwick LLP
Limited Partnership                           Samuel D. Sirko                                 700 Louisiana
                                              Assistant Secretary                             Houston, TX 77002

                                              Stephen I. Winer
                                              Assistant Secretary

                                              Mary J. Benson
                                              Assistant Treasurer

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM High Yield Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.9005, $0.8285, and $0.3455 per share, respectively, to shareholders during its tax year ended December 31, 1997. Of these amounts, 1.12% is eligible for the dividends received deduction for corporations. Missouri residents: During the Fund's tax year ended December 31, 1997, 0% of the Fund's income was derived from U.S. Treasury obligations.

                         -------------------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                                for 24-hour-a-day

                              account information.

                         -------------------------------

                            HOW AIM MAKES INVESTING
                                  EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds.

o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Asian Growth Fund
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM European Development Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH OF CAPITAL
                                                                       AIM Advisor International Value Fund
              [PHOTO OF ELEVEN                                         AIM Blue Chip Fund
               GREENWAY PLAZA                                          AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM High Income Municipal Fund
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Fund

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund
                                                                       AIM Limited Maturity Treasury Fund
                                                                       AIM Money Market Fund
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately              June 5, 1997.  For more complete information about any AIM
$83 billion in assets for more than 3.7 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of December 31, 1997. The AIM Family of                prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper                             INVEST WITH DISCIPLINE-SM-
Analytical Services, Inc.